UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2021

 CONTURA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On January 18, 2021 our board of directors approved, and on January 21, 2021 we filed with the Secretary of State of the State of Delaware, a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation solely for the purpose of changing our corporate name from Contura Energy, Inc. to Alpha Metallurgical Resources, Inc., effective February 1, 2021. A copy of the Certificate of Amendment of Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with our name change, our board of directors amended our bylaws to reflect the corporate name Alpha Metallurgical Resources, Inc., also effective on February 1, 2021. No other changes were made to our bylaws. A copy of the amendment to our Third Amended and Restated Bylaws is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Following the effectiveness of our name change, we expect the ticker symbol of our common stock on the New York Stock Exchange to change from “CTRA” to “AMR”.

Item 7.01. Regulation FD Disclosure.

On January 22, 2021, the Company issued a press release announcing its name change. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation.
Exhibit 3.2	Amendment of Third Amended and Restated Bylaws.
Exhibit 99.1	Press Release issued by Contura Energy, Inc. on January 22, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contura Energy, Inc.

Date: January 22, 2021	By:	/s/ C. Andrew Eidson
Name: C. Andrew Eidson
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation.
3.2	Amendment of Third Amended and Restated Bylaws.
99.1	Press Release issued by Contura Energy, Inc. on January 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)